UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 29, 2008

MONACO COACH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14725	35-1880244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91320 Industrial Way,

Coburg, Oregon 97408

 (Address of principal executive offices, including zip code)

(541) 686-8011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement

On July 29, 2008, Monaco Coach Corporation (the “Company”) entered into the Waiver Agreement dated July 29, 2008, by and among the Company and its subsidiaries as co-borrowers, each of the Lenders and U.S. Bank National Association, as the Administrative Lender (the “Waiver Agreement”).  Previously on April 23, 2008, the Company had entered into the Waiver Agreement and Fourth Amendment to Third Amended and Restated Credit Agreement (the “Amended and Restated Credit Agreement”).  Under the terms of the Amended and Restated Credit Agreement, the Company is required to maintain a maximum leverage ratio, minimum current ratio, minimum debt service coverage ratio, and minimum tangible net worth.  The Company was in violation of its required leverage ratio and debt service coverage ratio and tangible net worth ratio but by virtue of the Waiver Agreement, the Company obtained an agreement from its lenders, dated July 29, 2008, to waive the covenant violations as of July 29, 2008.  Otherwise, the terms of the Amended and Restated Credit Agreement remain substantially the same as previously disclosed.

The foregoing summary is qualified in its entirety by reference to the provisions of the Waiver Agreement dated July 29, 2008, by and among the Company and its subsidiaries as co-borrowers, each of the Lenders and U.S. Bank National Association, as the Administrative Lender.  The Company will file the Waiver Agreement as an exhibit to its Quarterly Report on Form 10-Q for the period ended June 28, 2008.

Item 2.02.              Results of Operations and Financial Condition

On July 30, 2008, the Company issued a press release and is holding a conference call regarding its financial results for its second quarter ended June 28, 2008.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                                          Financial Statements and Exhibits

(d)         Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 30, 2008 announcing financial results for Monaco Coach Corporation’s second quarter ended June 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MONACO COACH CORPORATION

Date: July 30, 2008	/s/ P. Martin Daley
P. Martin Daley
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated July 30, 2008 announcing financial results for Monaco Coach Corporation’s second quarter ended June 28, 2008.